	EXHIBIT 31.02

CERTIFICATIONS

I, Kevin Perry, Chief Financial Officer of Demeter Management
Corporation ("Demeter"), the general partner of the registrant, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of the
registrant;
2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were made,
not misleading with respect to the period covered by this
report;
3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.	The registrant's other certifying officer and I are
responsible for establishing and maintaining disclosure
controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:
a)	Designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by
others within those entities, particularly during the
period in which this report is being prepared;
b)	Evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in
this report our conclusions about the effectiveness of
the disclosure controls and procedures, as of the end
of the period covered by this report based on such
evaluation; and
c)	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred
during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is
reasonably likely to materially affect, the
       registrant's internal control over financial
reporting; and
5.	The registrant's other certifying officer and I have
disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's
auditors and the audit committee of Demeter's board of
directors (or persons performing the equivalent functions):
a)	All significant deficiencies and material weaknesses in
the design or operation of internal control over
financial reporting which are reasonably likely to
adversely affect the registrant's ability to record,
process, summarize and report financial information;
and
b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  August 16, 2004     /s/	Kevin Perry
				    	Kevin Perry
				    	Chief Financial Officer,
		 		    	Demeter Management Corporation,
				    	general partner of the registrant